OMB APPROVAL
                                                 OMB Number: 3235-0060
                                                 Expires:  March 31, 2006
                                                 Estimated average burden
                                                 hours per response: 28.0


                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    January 23, 2006
                                                    ----------------
                      PETMED EXPRESS, INC.
       ----------------------------------------------------
      (Exact name of registrant as specified in its charter)

         Florida                 000-28827        65-0680967
------------------------------------------------------------------
(State or other jurisdiction    (Commission      (IRS Employer
       of incorporation)        File Number)   Identification No.)

1441 S.W. 29th Avenue, Pompano Beach, Florida           33069
------------------------------------------------------------------
  (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code  (954) 979-5995
                                                    --------------

------------------------------------------------------------------
 (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-
      2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-
      4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition

     On January 23, 2006, PetMed Express, Inc. issued a press release announcing its December 31, 2005 quarter end results. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

      (c)    Exhibits

             99.1 Press Release issued by PetMed Express, Inc. on
             January 23, 2006


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PETMED EXPRESS, INC.

Date:  January 24, 2006          By:  /s/ Menderes Akdag
                                 -------------------------------------
                                 Menderes Akdag,
                                 Chief Executive Officer and President


                                 By: /s/ Bruce S. Rosenbloom
                                 -------------------------------------
                                 Bruce S. Rosenbloom,
                                 Chief Financial Officer

                             EXHIBIT INDEX

Exhibit No.      Description


99.1     Press Release issued by PetMed Express, Inc. on January 23, 2006